Exhibit 99.1

1 . ľ kc Ï u ī u í c of € i í ľí a"cl NASDAQ: XľIA

Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “would,” “should,” “could,” “may,” or other similar expressions in this report.

In particular, these include statements relating to future actions; prospective products, anticipated expenses, applications, customers and technologies; future performance or results of anticipated products; and projected expenses and financial results.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: the Company’s history of losses; our ability to achieve or maintain profitability in the future; our limited operating history with the recent business combination with XTI Aircraft Company (the "XTI Merger"); our ability to meet the development and commercialization schedule with respect to the TriFan 600; the risk that XTI has not yet manufactured any non-prototype aircraft or delivered any aircraft to a customer, and XTI and its current and future collaborators may be unable to successfully develop and market XTI’s aircraft or solutions, or may experience significant delays in doing so; XTI is subject to the uncertainties associated with the regulatory approvals of its aircraft including the certification by the Federal Aviation Administration, which is a lengthy and costly process, our ability to obtain adequate financing in the future as needed; emerging competition and rapidly advancing technology that may outpace our technology; customer demand for the products and services we develop; the impact of competitive or alternative products, technologies and pricing; our ability to develop other new products and technologies; our ability to navigate the regulatory environment and complexities with compliance related to such environment; our ability to attract customers and/or fulfill customer orders; our ability to enhance and maintain the reputation of our brand and expand its customer base; our ability to scale in a cost-effective manner and maintain and expand our manufacturing and supply chain relationships; general economic conditions and events and the impact they may have on us and our potential customers, including, but not limited to increases in inflation rates and rates of interest, supply chain challenges, cybersecurity attacks, our ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market; lawsuits and other claims by third parties or investigations by various regulatory agencies that we may be subjected to and are required to report; our ability to respond to a failure of our systems and technology to operate our business; our ability to protect our intellectual property; the outcome of any known and unknown litigation and regulatory proceedings; our success at managing the risks involved in the foregoing items; and other factors whether or not discussed in this presentation.

The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this report. We undertake no obligation to publicly update or revise any forward-looking statements included in this report. You should not place undue reliance on these forward-looking statements.

This presentation also contains or may contain estimates, projections and other information concerning our industry and our business, including data regarding the estimated size of our markets and their projected growth rates. Information that is based on estimates, forecasts, projections or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information.

Unless otherwise expressly stated, we obtained these industry, business, market and other data from reports, studies and similar data prepared by third parties, industry and general publications, government data and similar sources. In some cases, we do not expressly refer to the sources from which these data are derived.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would require preparation of a prospectus or other offer documentation, or be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

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Strictly Private and Confidential O:cí:icw Vidco ľíiIa ⭲ 600 Vidco «

The next revolution in air travel is underway . . .

TriFan 600 is the arguably the most transformative design shift in aviation in the last half-century.

"XTI Aerospace brings an unprecedented level of versatility to commercial and private aviation."

-Jonathan Ornstein, Mesa Air Group, Chairman and CEO

MESA AIR GROUP

Mesa Airlines Investment in XTI and Conditional Pre-Order for 100 TriFan 600 Aircraft



Our "crossover" airplane will elegantly blend the best of a business aircraft and a helicopter into one highly versatile airplane.

Personalized Point-to-Point Air Travel
700 miles in pressurized comfort

Significant Time Savings
Twice the speed of most conventional helicopters

Immediate Entry into Service (EIS)
No waiting for new regulations or construction

* TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification.

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XTI Aerospace Overview

- Nasdaq listed: XTIA
- Vertical Lift Crossover Airplane (VLCA)
  - Over 700 conditional pre-orders[1] totaling over $7 billion in gross revenues[2]
  - Limited competition; Patented



VLCA

  - TAM $125B by 2030[3]
  - Enterprise value of XTI Aircraft subsidiary ascertained by 3rd party to be within the range of $252 million and $343 million as of July 2023[4]

1. Conditional pre-orders refers to a combination of conditional aircraft purchase agreements, non-binding reservation deposit agreements, options and letters of intent from potential purchasers.
2. Based on XTI's current list price of $10 million per aircraft and assuming XTI is able to execute on the development program for the TriFan 600, secure FAA certification, and deliver the aircraft.
3. TAM estimated as an aggregate of business jets market: $30.1B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/business-jet-market-33698426.html; helicopters market: $30.6B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/helicopters-market-253467785.html; Emerging Urban Air Mobility (UAM) market: $50B by 2030, source: https://assets.verticalmag.com/wp-content/uploads/2021/05/Morgan-Stanley-URBAN_20210506_0000.pdf; Emerging Regional Air Mobility (RAM) market: $15B by 2030 (midpoint between low & high estimate), source: https://www.mckinsey.com/industries/aerospace-and-defense/our-insights/short-haul-flying-redefined-the-promise-of-regional-air-mobility#.
4. The enterprise value of XTI was ascertained by an independent financial advisory firm after comparison with certain public companies with similar business models to XTI in the air travel/VTOL segment of the aviation industry, with an average enterprise value of approximately $1.6 billion.

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XTIA Leadership



Scott Pomeroy
Chairman & CEO of
XTI Aerospace, Inc.

Brooke Turk
CFO of XTI Aerospace, Inc.





Saleem Zaheer
Chief Commercial Officer of
XTI Aerospace, Inc.



Don C. Purdy
Senior Vice President,
Business and Program Development
XTI Aerospace, Inc.



Soumya Das
CEO of RTLS Business Division

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XTI TriFan 600 VLCA Performance[1]

VTOL Range
600 NM / 700 mi / 1100 km

Designed Cruise Speed
300 kts / 345 mph / 555 kph

Designed Cruise Altitude
25,000 ft

Certified IFR
Designed to fly into clouds & known icing

Designed to Operate from
- Helipads
- Firm ground
- Airports

NO NEW INFRASTRUCTURE REQUIRED



VTOL Range
700 mi
Vancouver
Seattle
Portland
Helena
Bismarck
Minneapolis
Boise
Casper
Sacramento
SFO
Salt Lake City
Denver
Omaha
Vertiport
Chicago
Detroit
Toronto
Bangor
Boston
New York
Pittsburgh
DC
Kansas City
Louisville
Charlotte
Las Vegas
Los Angeles
Phoenix
Albuquerque
Ok City
Memphis
Atlanta
Dallas
Jacksonville
Houston
New Orleans
Tampa
Miami
VTOL Range
700 mi

[1] TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification

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Team of Experienced Aviation Veterans

250 years of collective aerospace experience. Over 40 aircraft certified.



Scott Pomeroy
Board Director
XTIA CEO

- Board Member **AVX Aircraft Company**
- **Co-founder Gen3 –** Boutique Merchant Bank. $50M raised
- **CFO, Dex Media** Managed $10B raises



Saleem Zaheer
CCO of XTIA

- Oversaw strategy, business development at **XTI Aircraft**
- VP Flight Operations & Special Projects
- **IndiGo Airlines**
- **United Airlines** Captain



Don Purdy
SVP, Business & Programs of XTIA

- Director of the AVX program development & business development of the TriFan 600
- **Collins Aerospace (RTX)** Director of Strategy Development
- **Honeywell, Inc.** Business Development



Dave Ambrose
VP Engineering

- Director Air Vehicle Integration **XTI**
- Vehicle Integration Lead, **Aerion Supersonic**
- **Lockheed Skunk Works** F35 Joint Strike Fighter
- Propulsion Engineer, **Cessna**



Keith Davis
VP Programs

- Director Program Management at **XTI**
- Sr Project Engineer at **Aerion Supersonic**
- Sr Program Manager at **NORDAM**
- Sr Engineer at **Northrop Grumman**



Charlie Johnson
Chief Operating Advisor

- President of **Cessna**
- Member, **Living Legends of Aviation**
- Kansas & Colorado **Aviation Halls of Fame**
- **U.S. Air Force** fighter pilot

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9 Extc ⭲ si:c Dcsig ⭲ Woík Complctcd Airframe: Fuel System: Landing Gear: Drive System: Propulsion System:

Preliminary Design Review (PDR) Underway

Expected Milestones

Q3 2024

- Definitive agreement with AVX Aircraft Company for further design and development of the TriFan 600 Vertical Lift Crossover Airplane.

Q4 2024

- Alliance Perot Field (Fort Worth, TX) Engineering Offices
- Select Engine Supplier, Cabin Integrator and Drivetrain Suppliers

Q1 2025

- Chief Engineer – Engineering Update
- Select Avionics Supplier

Q2 2025

- Engineering Facilities Update
- Marketing Demonstrator Update

Q3 2025

- Virtual/Augmented Reality Cabin Experience Update
- Engineering and Development Update

Q4 2025

- PDR Completion


XTI
HYBRID-ELECTRIC VTOL

XTI 65%-Scale Proof-of-Concept Vehicle (2017–2020) Hover Tests

Capital Requirements Through PDR:

Approximately $50 million

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Key Highlights

Estimates and Projections

XTIA is guided by a leadership team with decades of business experience, deep aviation industry expertise, and a proven track record successfully bringing new aircraft to market including participation on teams that played a role in taking over 40 aircraft through FAA certification

Significant TAM: 125 billion total addressable market by 2030[1]

Traction Established: 700+ conditional pre-orders[2]

Transformational: Versatility, Reliability and Safety

Investment Opportunity: XTI 3rd party valuation range: $252 to $343 million[3]

[1] TAM estimated as an aggregate of business jets market: $30.1B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/business-jet-market-33698426.html; helicopters market: $30.6B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/helicopters-market-253467785.html; Emerging Urban Air Mobility (UAM) market: $50B by 2030, source: https://assets.verticalmag.com/wp-content/uploads/2021/05/Morgan-Stanley-URBAN_20210506_0000.pdf; Emerging Regional Air Mobility (RAM) market: $15B by 2030 (midpoint between low & high estimate), source: https://www.mckinsey.com/industries/aerospace-and-defense/our-insights/short-haul-flying-redefined-the-promise-of-regional-air-mobility#.

[2] A combination of conditional aircraft purchase agreements, non-binding reservation deposit agreements, and options.

[3] The enterprise value of XTI was ascertained by an independent financial advisory firm after comparison with certain public companies with similar business models to XTI in the air travel/VTOL segment of the aviation industry, with an average enterprise value of approximately $1.6 billion.

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Potential Public Market Upside

Event	Company	Date	Effect
Debut as Public Company	Joby	08/11/21	↑34% Stock Price increase
Completion and Approval of first Compliance Review by FAA	Joby	03/18/22	↑24% Stock Price and $810M Market Cap appreciation
FAA Test Flight Approval and beginning of commercialization	Joby	06/28/23	↑64% Stock Price Rise and $2.6B Market Cap appreciation
Final Assembly of the first aircraft	ARCHER	05/11/23	↑38% Stock Price appreciation and $218M increase in Market Cap
$142M in USAF Electric Aircraft Delivery Contracts	ARCHER	07/31/23	↑43% Stock Price increase $490M increase in Market Cap
United Airlines enters into a conditional purchase agreement for 200 aircraft with option to increase the order by another 200 aircraft	EVE	09/08/22	↑68% Stock Price appreciation and $1.3B Market Cap Increase
Debut at air show, adds additional 150+ aircraft to pipeline, and makes commitments to expand in Bay Area alongside United	EVE	06/06/23	↑40% Stock Price increase and $820M Market Cap increase

Sources: Company press releases, CapIQ, and FactSet
Prices are calculated on a day prior to announcement and ending 2/3 days post announcement to capture market price appreciation fully.
Market Capitalization is not diluted, it was a CapIQ formula with shares outstanding on that day

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13 Rcpícsc ⭲ tati:c Valuatio ⭲ s So"ícc: Yakoo Ii ⭲ a ⭲ cc as or A"g"st ®, 2024

14 KcQ Statistics Ticker: Exchange: Share Price (8/7/24): Shares Outstanding (8/7/24): Market Cap (8/7/24): Fiscal Year End: XTIA Nasdaq $0.21 34M (approx.) $7.14M December 31

15 ľ ka ⭲½ Qou! Investor Relations Crescendo Communications, LLC Tel: 212 - 671 - 1020 Email: XTIA@crescendo - ir.com NASDAQ: XTIA Corporate website: XTIAerospace.com IR Website: ir.XTIAerospace.com 15

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XTI TriFan 600 VLCA: Versatile

Will serve existing and emerging markets

TriFan 600 anticipated will serve diverse markets

Minimal competition from a few companies with minimal public information available

Existing business aircraft market
$30B[1]

Emerging Regional Air Mobility (RAM) market
$15B[2]

Emerging Urban Air Mobility (UAM) market
$50B[3]

Existing helicopter market
$30B[4]

eVTOL aircraft will serve a limited market

Competition between hundreds of new companies

[1] Business jets market: $30.1B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/business-jet-market-33698426.html
[2] Emerging Regional Air Mobility (RAM) market: $15B by 2030 (midpoint between low & high estimate), source: https://www.mckinsey.com/industries/aerospace-and-defense/our-insights/short-haul-flying-redefined-the-promise-of-regional-air-mobility#
[3] Emerging Urban Air Mobility (UAM) market: $50B by 2030, source: https://assets.verticalmag.com/wp-content/uploads/2021/05/Morgan-Stanley-URBAN_20210506_0000.pdf
[4] Helicopters market: $30.6B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/helicopters-market-253467785.html

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VLCA Performance Advantages



	TRIFAN 600	eVTOL	Helicopter	Business Airplane
Range (700+ mi)	✓	✗	✗	✓
Speed (300+ mph)	✓	✗	✗	✓
Can land on a helipad or job sites, remote locations, clear driveways etc.	✓	✓	✓	✗
Proven propulsion system	✓	✗	✓	✓
Larger Payload	✓	✗	✓	✓
Fully Operable with existing infrastructure	✓	✗	✓	✓
No new airspace regulations required	✓	✗	✓	✓
Certified IFR (flight into clouds & adverse weather improves reliability)	✓	✗	Some	✓
Pressurized cabin for passenger comfort	✓	✗	✗	✓
Versatile – targets varied markets	✓	✗	✗	✗

TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis of vendor and market data. Subject to change and FAA certification

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Technology Overcomes Previous Limitations



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1. Aerodynamic Advantage
Optimized ducted fans and propellers provide efficient aerodynamics in hover and cruise flight

2. Vertical Lift Capability
Rear fan provides stability and power during VTOL and stows in flight

3. Fuel-Efficient Engines
Two proven powerful turboshaft engines accelerate certification timeline, with a path to zero emissions

4. 'Fly By Wire' Duct Controls
Reduces pilot workload and enhances stability

5. Pressurized Comfort
Pressurized fuselage enhances passenger experience

6. Excellent Visibility
Optimized windows augmented with cameras improve pilot's situational awareness

TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification.

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TriFan 600 Expected Time, Cost and Emissions Reductions*

Example Mission: 200-mile trip

- Manhattan to Boston or DC
- London to Paris
- Houston to Dallas
- Tokyo to Osaka


AW 109
DOC: $1338/hr[1]
Cruise: 153 knots[2]


Bell 429
C-FTNB
DOC: $981/hr[1]
Cruise: 155 knots[2]


XTI TriFan 600
XTI
N340VT
DOC: $733/hr[3]
Cruise: 300 knots[3]

DOC: Direct Operating Cost = Fuel + Maintenance/hour (Jet A cost assumed: $5/USG)

Lower Direct Operating Cost

Twice the speed of conventional helicopters

At 2X the speed, TriFan 600 completes the mission with…

half the time
(50 min vs. 90 min)

half the mission costs
(- 40 to 60%)

half the emissions
(- 40 to 60%)

$ $ $
2X revenue potential
(+ 100%)

[1] Conklin & deDecker/Renaissance Strategic Advisors
[2] Leonardo/Bell websites
[3] TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis of vendor and market data. Subject to change and FAA certification

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TriFan 600 Expected Monetary Savings*


FIVE YEAR COST OF OWNERSHIP
Equipped Price($m) in 2023
DOC for 6 legs/day x 340 days x 5 years ($MM)
PILATUS PC 24
Business Jet
$12.2
$7.6
EMBRAER PHENOM 300E
Business Jet
$11.0
$7.1
HONDAJET ELITE II
Business Jet
$7.0
$4.8
BEECHCRAFT KING AIR 260
Turboprop
$7.8
$6.9
All need a runway
AGUSTA WESTLAND 609
Tiltrotor
$25.0
$18.2
AW109 GRAND NEW
Helicopter
$8.2
$17.8
BELL 429 WLG
Helicopter
$8.1
$14.9
AIRBUS EC135
Helicopter
$6.5
$15.3
XTI TRIFAN 600*
Ducted Fan
$9.9
$6.0
Can operate from helipads

Ops Cost for 200-mile trip x 6 times/day over 5 years. Aircraft price/ops costs: B&CA Ops & Purchase Planning Handbook 2023.
Rotorcraft purchase price: https://air.one/ , ops costs: Conklin & deDecker
* TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification.

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Design, Development and Certification

AVX AIRCRAFT COMPANY

AVX Aircraft Company was founded with a vision of bringing advanced vertical lift solutions to the civil market.

Highly experienced engineers and professionals have created innovative designs, that use modern technology, to deliver visionary performance in the vertical lift environment.

AVX WEBSITE

Collaboration Advantages:

- ✓ Experienced VTOL engineers
- ✓ Support the certification of the TriFan 600
- ✓ Shorten the timeline to commercialization
- ✓ Reduce development expenses


Alliance
AVIATION SERVICES

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23 VľOL Capabilitics & Píogíams In 2010 , AVX began applying its unique patented coaxial rotor design technology to the military marketplace and refined and matured that technology as it competed in numerous U . S . military aircraft development programs . AVX subsequently expand its Unmanned Air Vehicle designs and other engineering services for commercial and military applications under its current ongoing series of contracts with the U . S . military . A - 7

Our Commitment to Sustainability

XTI AEROSPACE

A measured risk, phased approach tied to:

- Technology maturation of hydrogen/batteries
- Formulation of regulatory guidance
- Infrastructure development

Turboshaft Engines

Accelerate certification & entry into service

Compatible with 100% sustainable aviation fuel (SAF)
CO_2 emissions reduced by up to 80%[1] depending on the SAF blend

Hybrid Power

Hydrogen fuel cell or batteries plus a turboshaft engine

CO_2 emissions reduced 90%

Zero Emissions Propulsion

All Electric

Zero emissions

[1] https://www.iata.org/en/programs/environment/sustainable-aviation-fuels

TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification

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